UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                  Date of Event Requiring Report: June 5, 2002
                                                  ------------


                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
         (State or other jurisdiction of incorporation or organization)

            0-32455                             88-0459590
            -------                             ----------
      (Commission File Number)      (IRS Employer Identification Number)


        400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060
        ----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (713) 586-1900
                                 ---------------
              (Registrant's telephone number, including area code)

Item 2.     Acquisition or Disposition of Assets.

On June 5, 2002, Far East Energy Corporation, a Nevada corporation (the "Company"), through its wholly owned subsidiary Far East Energy (BVI), Inc., an international business company incorporated in the British Virgin Islands, executed a Sino-Foreign Joint Venture Contract (the "Contract") with Panjiang Coal-Electricity (Group) Co. Ltd. ("Panjiang") to establish a joint venture limited liability company ("Joint Venture") in the People's Republic of China to extract and use coalmine methane gas from six (6) operating Panjiang coalmines which cover an area of 120 square kilometers.

In consideration for this right to capture this coalmine methane gas, the Company will pay a total of $3,300,000 to Panjiang over the next three (3) years with $300,000 being paid at the beginning of the thirteenth (13th) month, $600,000 being paid at the beginning of the nineteenth (19th) month, $1,100,000 being paid at the beginning of the twenty-seventh (27th) month, and $1,300,000 being paid at the beginning of the thirty third (33rd) month. Additionally, the Company has agreed to provide Panjiang with 16,000,000 cubic meters per year of untreated, minimum 30% concentration, coalmine methane gas (equivalent to 5,500,000 cubic meters of pure methane) for use in Panjiang employee households. The Company has also committed to provide all of the necessary funds for the extraction and use of the coalmine methane gas operations over the twenty (20) year term of the Contract:

Panjiang will, in addition to allowing full and complete access to the coalmine methane gas, do the following:

     o Apply to the relevant authorities for the establishment of the Joint Venture and obtain necessary approvals;

     o      Assist in obtaining a business license for the Joint Venture;

     o Assist in getting land use rights, water use rights, electricity supply and other necessities for field development, well drilling, installation, upgrading, purification of coalmine methane gas and production of chemical products;

     o Provide all the land use rights for the household use methane gas pipelines;

     o      Assist the foreign employees in getting relevant visas;

     o Assist in purchasing equipment, materials, vehicles, communication equipment; and

     o Assist in the design and construction of the project, and in recruiting managers, technicians, workers and other required employees.

The Company may withdraw from the project at any time by providing ninety (90) days written notice to Panjiang. During the first seven (7) year period, the Company will receive one hundred percent (100%) of the profits derived from its sale of coalmine methane gas and its products. After the expiration of the first seven (7) year period, the Company will pay Panjiang the following percentage of net profits derived from our sale of coalmine methane gas and its products:

      Year Eight                       10%
      Year Nine through Sixteen        20%
      Year Seventeen through Twenty    50%




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


Item 7.     Financial Statements and Exhibits.

A. The acquired mining rights do not have any operating results or separate financials associated therewith. Therefore, none are provided.

B.    Pro Forma Financial Information.

      The following unaudited pro forma condensed consolidated financial statements of the Company are filed herewith:

      (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002;
      (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months ended March 31, 2002;
      (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2001; and
      (iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

           Pro Forma Financial Information of Far East Energy Corp.

The unaudited pro forma condensed consolidated financial statements set forth the financial position of the Company as of March 31, 2002, and the results of operations for the three months ended March 31, 2002, and the year ended December 31, 2001, adjusted for certain significant transactions discussed below. The pro forma financial statements are based upon the assumptions set forth in the accompanying notes to such statements. The pro forma adjustments are based upon the available information and assumptions that management believes are reasonable under the circumstances.

The pro forma financial statements comprise historical financial data that have been retroactively adjusted or combined to reflect the effect of the transaction discussed below on the historical financial statements of the Company. The pro forma condensed consolidated balance sheet at March 31, 2002, and the related pro forma condensed consolidated statement of operations for the three months then ended and the year ended December 31, 2001, were prepared as if the transaction were consummated on March 31, 2002, January 1, 2002 and January 1, 2001, respectively. The pro forma financial statements should be read in conjunction with the related historical financial statements and are not necessarily indicative of the results that would have actually occurred had the transaction been consummated on the dates or for the periods indicated or the results which may occur in the future.

Pro Forma Acquired Interests:

On June 5, 2002, the Company acquired the rights to extract and use coalmine methane gas in the Yunnan Province of the People's Republic of China through a joint venture limited liability company for a net purchase price of $3.3 million. This transaction has been reflected in the accompanying unaudited pro forma condensed consolidated financial statements as "pro forma acquired interests."

C.    There are no exhibits filed herewith.


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

           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                         For a Development Stage Company
                                 March 31, 2002

                                                   Pro Forma
                                                    Acquired         As
                                    Historical      Interest     Adjusted (1)

ASSETS                             $ 3,056,891                    $ 3,056,891

Current Assets                             -      $ 3,300,000       3,300,000
                                   -----------                    -----------

Investments                          3,056,891                      6,356,891
                                   ===========                    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                     27,463                         27,463

Long term liabilities                      -        3,300,000        3,300,000

STOCKHOLDERS' EQUITY

Share Capital
   Common stock, $0.001 par value       45,751                         45,751
   Additional paid in capital        3,058,822                      3,058,822
   Deficit accumulated during the
     Development Stage                 (75,144)                       (75,144)
                                   -----------                    -----------
                                     3,029,429                      3,029,429
                                   -----------                    -----------
                                   $ 3,056,891    $       -       $ 6,356,891
                                   ===========    ===========     ===========



(1) As adjusted represents historical plus pro forma coalmine methane gas mining rights acquisition.





       The accompanying notes are an integral part of these statements.
                                       F-1

      Unaudited Pro Forma Condensed Consolidated Statement of Operations
           And Accumulated Deficit For a Development Stage Company
                  For the Three Months Ended March 31, 2002

                                      Cumulative
                                        Amounts
                                        Date of          For the
                                    Incorporation     Three Months   Pro Forma
                                  (February 4, 2000)     Ended       Acquired       As
                                  To March 31, 2002     March 31     Interest   Adjusted (1)
                                  ------------------  ------------   ---------  ------------
Expenses

  General and administrative        $     (75,144)    $   (49,458)              $   (49,458)
                                    --------------    ------------              ------------
Net income (loss) for the period          (75,144)        (49,458)                  (49,458)
Deficit - beginning of period                  -          (25,686)                  (25,686)
                                    --------------    ------------              ------------
Deficit - end of period                   (75,144)        (75,144)                  (75,144)
                                    ==============    ============              ============
Weighted average number of shares
  Outstanding                          45,750,500      40,500,000                40,500,000
                                    ==============    ============              ============
Basic and diluted loss per share    $       (0.00)    $     (0.00)              $     (0.00)
                                    ==============    ============              ============


(1) As adjusted represents historical plus pro forma coalmine methane gas mining rights acquisition.





       The accompanying notes are an integral part of these statements.
                                       F-2

      Unaudited Pro Forma Condensed Consolidated Statement of Operations
           And Accumulated Deficit For a Development Stage Company
                  For the Three Months Ended March 31, 2002

                                      Cumulative
                                        Amounts
                                        Date of          For the
                                    Incorporation     Three Months   Pro Forma
                                  (February 4, 2000)     Ended       Acquired       As
                                  To March 31, 2002     March 31     Interest   Adjusted (1)
                                  ------------------  ------------   ---------  ------------
Expenses

  General and administrative        $     (25,686)    $   (14,716)              $   (14,716)
                                    --------------    ------------              ------------
Net income (loss) for the period          (25,686)        (14,716)                  (14,716)
Deficit - beginning of period                  -          (10,970)                  (10,970)
                                    --------------    ------------              ------------
Deficit - end of period                   (25,686)        (25,686)                  (25,686)
                                    ==============    ============              ============
Basic and diluted weighted average
  Number of shares outstanding          2,250,000       1,375,378                 1,375,378
                                    ==============    ============              ============
Basic and diluted loss per share    $       (0.01)    $     (0.01)              $     (0.01)
                                    ==============    ============              ============


(1) As adjusted represents historical plus pro forma coalmine methane gas mining rights acquisition.




       The accompanying notes are an integral part of these statements.
                                       F-3

             Notes To Unaudited Pro Forma Condensed Consolidated
                              Financial Statements

The unaudited pro forma condensed consolidated financial statements reflect the adjustments described below:

BALANCE SHEET

A. To reflect acquisition of coalmine methane gas extraction and use rights in the Yunnan Province of the People's Republic of China. Included in the recording of the acquisition is an investment of $3.3 million and a long-term liability of $3.3 million.

STATEMENTS OF OPERATIONS

B. This transaction has no impact on the statement of operations, as there has been no activity related to the acquisition of these rights by the Company.

















       The accompanying notes are an integral part of these statements.
                                       F-4

                                  SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 1st day of August, 2002.

                           Far East Energy Corporation


                              By:   /s/ John Springsteen
                                    -------------------------------------
                                    John Springsteen, Chief Financial Officer









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